UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

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AINOS, INC.
(Exact name of registrant as specified in its charter)

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Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.  Other Events.

As previously reported in the Definitive Information Statement on Schedule 14C of Ainos, Inc. (the “Company”), as filed with the Securities and Exchange Commission on October 27, 2023, the holders of approximately 66.40% of the Company’s then-issued and outstanding common stock, par value $0.01 (the “Common Stock”), adopted and approved a written consent on October 11, 2023, approving, among other items, a reverse stock split of the Common Stock at a ratio not more than 5:1 (the “Reverse Stock Split”), the exact exchange ratio of the Reverse Stock Split to be determined by the Company’s Chief Executive Officer in his sole discretion.

On November 14, 2023, the Company’s Chief Executive Officer approved by written consent a ratio of 1-for-5 for the Reverse Stock Split. The Company filed a Certificate of Amendment to its Restated Certificate of Formation on November 27, 2023, to effect the stock consolidation on December 14, 2023, at 8:00 a.m., Central time.

The new shares of Common Stock will be effective for trading purposes as of the commencement of trading on Thursday, December 14, 2023, and will trade under a new CUSIP number 00902F 303. The Company’s ticker symbol, AIMD, will remain unchanged.

The new number of outstanding shares of Common Stock  will be approximately 4,677,898 shares. The number of authorized shares and the par value per share will remain unchanged. No fractional shares will be issued in connection with the Reverse Stock Split. Holders of fractional shares will be paid out in cash for the fractional portion. The number of outstanding options and warrants will be adjusted accordingly, with outstanding options being approximately 7,333 and outstanding warrants being approximately 664,730.

The Company’s stockholders will receive instructions from the Company’s transfer agent, Equiniti Trust Company, LLC relating to procedures for exchanging existing stock certificates for new certificates or book-entry shares and for the receipt of cash proceeds in lieu of fractional shares.

On December 12, 2023, the Company issued a press release announcing the timing of the Reverse Stock Split. A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release dated December 12, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: December 12, 2023	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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